Exhibit 99.2

Execution Version

WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

WARRANT
TO PURCHASE
SHARES OF COMMON STOCK
OF
OPENDOOR TECHNOLOGIES INC.

No. W-1

Issue Date: July 28, 2022

FOR VALUE RECEIVED, the undersigned, Opendoor Technologies Inc., a Delaware corporation (together with its successors and assigns, the “Company”), hereby certifies that the Holder or its registered assign is entitled to subscribe for and purchase, at the applicable Warrant Exercise Price per share, up to a maximum of 6,000,000 shares (subject to adjustment as provided in this Warrant) of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 7 hereof.
1.Vesting; Exercise Period.
(a)Promptly (and in any event within five (5) Business Days), following the occurrence of a Vesting Event, the Company shall deliver to the Holder a Notice of Vesting Event in the form attached as Exhibit A hereto specifying the information set forth on Exhibit A with respect to such Vesting Event, including, with respect to the Tranche associated with such Vesting Event, the date of the Vesting Event, the number of vested Warrant Shares and the Warrant Exercise Price. The Company shall include with the Notice of Vesting Event supporting documentation showing in reasonable detail how the number of vested Warrant Shares and the Warrant Exercise Price were calculated.
(b)This Warrant shall be exercisable by the Holder (in whole or in part and, in each case, only for vested Warrant Shares) during the term commencing on the date of the applicable Vesting Event and ending on the later of (i) the Expiration Date and (ii) ten (10) Business Days following the Holder’s receipt of the applicable Notice of Vesting Event (the “Exercise Period”). Notwithstanding the foregoing, if at the Expiration Date the Holder has not exercised this Warrant in full as a result of there being insufficient Warrant Shares available for issuance or the lack of any required regulatory, corporate or other approval (including, for the avoidance of doubt, any approval required under any antitrust laws, if so applicable) (collectively, the “Exercise Conditions”), the Holder may deliver to the Company on the Expiration Date a Notice of Deferred Exercise in the form attached as Exhibit B hereto indicating that the Holder elects to defer the exercise of the Warrant and the reasons therefore, and the Exercise Period shall be extended until five (5) Business Days after such date as (i) the Holder is able to acquire all of the vested Warrant Shares without violating any Exercise Conditions or (ii) the Company provides written notice to the Holder that the Company Exercise Condition (as defined in Exhibit B) has been satisfied and no other Exercise Conditions exist (as applicable, the “Deferred Exercise Date”).
2.Method of Exercise; Issuance of Warrant Shares; Cash Settlement.
(a)Exercise. The Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by (i) delivery to the Company of a Notice of Exercise in the form attached as Exhibit C hereto, which shall elect a method of exercise under either Section 2(b) or 2(c) below, subject to the Company’s right to require Net Exercise or cash settlement, as described below, and (ii) after notice from the Company regarding its election to settle such exercise pursuant to Sections 2(b), 2(c) or 2(e) (the “Company Election Notice”), which shall be delivered by the Company within five (5) Business Days after such Notice of Exercise is received, payment to the Company equal to the Aggregate Exercise Price if the Company elects Cash Exercise pursuant to Section 2(b) (it being understood that the Holder shall not be required to make a cash payment if the Company elects Net Exercise pursuant to Section 2(c) or cash settlement pursuant to Section 2(e)).
(b)Cash Exercise. Subject to Section 2(a)(ii), if the Holder so elects, the Aggregate Exercise Price shall be payable by a cash payment to the Company by wire transfer of immediately available funds to an account designated in writing by the Company in its applicable Company Election Notice (“Cash Exercise”).
(c)Net Exercise. Subject to Section 2(e), if in lieu of a Cash Exercise the Holder elects to receive, or the Company elects in its applicable Company Election Notice to cause the Holder to receive, upon any exercise Warrant Shares equal to the value of this Warrant being exercised (“Net Exercise”), then the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X=	Y (A-B)
A
Where:        X = the number of the Warrant Shares to be issued to the Holder.
Y = the number of the Warrant Shares with respect to which the Warrant is exercised.
A = the 30-Day VWAP on the date of the Notice of Exercise.
B = the applicable Warrant Exercise Price (as adjusted to the date of such calculation).

(d)Issuance of Warrant Shares. Subject to Section 1(b) and 2(e), in the event of any valid exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, the Warrant Shares so purchased shall be delivered by the Company as soon as practicable, not exceeding seven (7) Business Days after receipt by the Company of the applicable Notice of Exercise or, if later, the date on which the Holder makes a cash payment pursuant to Section 2(b), either (A) via book-entry transfer crediting the account of the Holder through the Company’s transfer agent and registrar for the Common Stock (which as at the issuance of this Warrant is American Stock Transfer and Trust Company, LLC) or (B) to the extent book-entry transfer is not available, in certificated form by physical delivery to the address specified by the Holder in the applicable Notice of Exercise. The Company shall not require the delivery of the original Warrant or any copy thereof in connection with the transfer or exercise thereof. If the Holder does not exercise this Warrant in its entirety, the Holder shall be entitled to receive from the Company, upon request, a new warrant of like tenor in substantially identical form for the purchase of that number of Warrant Shares equal to the difference between the number of Warrant Shares and the number of Warrant Shares as to which this Warrant is so exercised.
(e)Cash Settlement. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, the Company, in its sole discretion, may choose to satisfy its obligation to deliver all or any of the Warrant Shares deliverable upon such exercise by paying to the Holder cash for such Warrant Shares in an amount equal to (A) the aggregate number of Warrant Shares to be received by the Holder as determined in accordance with Sections 2(a), 2(b) or 2(c), as applicable, multiplied by (B) the 30-Day VWAP on the date of the Notice of Exercise. Payment of any such cash shall be made within seven (7) Business Days after receipt by the Company of the applicable Notice of Exercise and by wire transfer of immediately available funds to an account designated in writing by the Holder.
(f)No Fractional Shares or Scrip. No fractional shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Warrant Share to which the Holder would otherwise be entitled, the fractional Warrant Share shall be rounded up to the next whole Warrant Share and the Holder shall be entitled to receive such rounded up number of Warrant Shares.
(g)Records. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated in the preamble hereof due to the vesting and exercise provisions of this Warrant.
3.Transfer and Replacement; No Rights of Stockholders.
(a)Transferability of Warrant. The Holder may not Transfer this Warrant without the prior written approval of the Company, which shall be in the sole and absolute discretion of the Company, unless such Transfer is to a Controlled Affiliate of the Holder. Any attempt to Transfer by the Holder without such prior written approval of the Company shall be void.

(b)Compliance with Securities Laws.
(i)The Holder, by acceptance hereof, acknowledges that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Act and any applicable state securities laws.
(ii)Except as provided in Section 3(b)(iii), this Warrant and all certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.
(iii)The restrictions imposed by Section 3(b)(ii) shall terminate (A) when such securities shall have been (1) effectively registered under the Act and sold by the holder thereof in accordance with such registration or (2) sold under and pursuant to Rule 144 or (B) upon the Company’s receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Company, addressed to the Company to the effect that such restrictions are no longer required to ensure compliance with the Act. Whenever such restrictions shall cease and terminate as to any such securities, the holder thereof shall be entitled to receive from the Company (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), a new Warrant (or, in the case of Warrant Shares already represented by stock certificates, new stock certificates) of like tenor not bearing the applicable legend required by Section 3(b)(ii) relating to the Act and applicable state securities laws.
(iv)Subject to the terms and conditions of this Warrant, Warrant Shares issued upon any exercise hereof may be sold or transferred in compliance with Rule 144 promulgated under the Act.
(c)Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.
(d)No Rights of Stockholders. Nothing contained herein shall entitle the Holder to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.
4.Covenants, and Representations and Warranties.
(a)The Company represents and warrants that (i) it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority necessary to carry on its business as now conducted and for the execution, delivery and performance by the Company of this Warrant, and (ii) this Warrant has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.
(b)The Company represents, warrants, covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free and clear from all taxes, claims, liens, charges, encumbrances, pre-emptive rights or other restrictions (other than as provided herein and restrictions under federal and applicable state securities laws). The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved (as unissued or held in treasury) a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.
(c)The Company shall not by any action (including, without limitation, amending the certificate of incorporation or bylaws of the Company or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action) avoid or seek to avoid (directly or indirectly) the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms. The Company will (i) not permit the par value of its Common Stock to exceed the Warrant Exercise Price, (ii) not amend or modify any provision of the certificate of incorporation or bylaws of the Company in any manner that would adversely affect in any way the powers, preferences or relative participating, optional or other special rights of the Common Stock in a manner which would disproportionately and adversely affect the rights of the Holder, (iii) take all such action as may be reasonably necessary in order that the Company may validly issue fully paid and non-assessable shares of Common Stock, free and clear from all taxes, claims, liens, charges, encumbrances, pre-emptive rights or other restrictions (other than as provided herein and restrictions under federal and applicable state securities laws), and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from, and make such filings with, any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.
(d)If any shares of the Common Stock required to be reserved for issuance in accordance with Section 4(b) require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such shares may be so issued, the Company will in good faith use its best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified or such approval to be obtained or filing made.  The Company shall, at its sole expense, procure, subject to issuance or notice of issuance, the listing of any Warrant Shares issuable upon exercise of this Warrant on the Trading Market.
5.Representations of the Holder. The Holder represents and warrants to, and agrees with, the Company as of the date hereof as follows:
(a)This Warrant and the Warrant Shares are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act.
(b)Holder has substantial experience in evaluating and investing in private placement transactions of securities, is aware of the Company’s business affairs and financial condition and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.
(c)Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.
(d)Holder understands that this Warrant and the Warrant Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Warrant Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless an exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.
6.Adjustment of Warrant Exercise Price and Number of Warrant Shares.
(a)In case the Company shall (i) pay a dividend on its Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, in such an event, the applicable Warrant Exercise Price, and the Floor Price and Cap Price for any Warrant Shares for which a Warrant Exercise Price has not been determined, each in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Warrant Exercise Price, and the Floor Price and Cap Price, as applicable, will bear the same relation to the applicable Warrant Exercise Price, or the Floor Price and Cap Price, as applicable, each in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this Section 6(a), (A) shall become effective retroactively immediately after the record date in the case of a dividend or (B) shall become effective immediately after the effective date in the case of a subdivision or combination. The applicable Warrant Exercise Price, and the Floor Price and Cap Price for any Warrant Shares for which a

Warrant Exercise Price has not been determined, each as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein. No adjustment of the applicable Warrant Exercise Price, or the Floor Price and Cap Price, as applicable, shall be made if the amount of such adjustment shall be less than $0.005 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $0.005 per share. In case the Company shall at any time issue Common Stock by way of dividend on its Common Stock or subdivide or combine the outstanding shares of the Common Stock, said amount of $0.005 per share (as theretofore increased or decreased, if the same amount shall have been adjusted in accordance with the provisions of this paragraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same. In addition, upon each such adjustment made pursuant to this Section 6(a), the number of Warrant Shares shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of Warrant Shares immediately prior to such adjustment upon the exercise in full of this Warrant (disregarding whether or not this Warrant had been exercisable by its terms at such date) by a fraction of which the numerator shall be the total number of shares of Common Stock outstanding immediately after such event and the denominator shall be the total number of shares of Common Stock outstanding immediately prior to such event.
(b)In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, this Warrant shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant, for the number of shares of stock or other securities which the Common Stock issuable at the time of such capital reorganization or reclassification upon exercise of this Warrant would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this Section 6(b).
(c)Upon the consummation of a Business Combination pursuant to which the Common Stock will be converted into shares of stock or other securities or property (including cash), the Holder’s right to receive Warrant Shares upon exercise of this Warrant shall be converted, effective upon the occurrence of such Business Combination, into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) that the shares of Common Stock issuable (at the time of such Business Combination) upon exercise of this Warrant immediately prior to such Business Combination would have been entitled to receive upon consummation of such Business Combination. In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant upon and following adjustment pursuant to this paragraph, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Holder shall have the right to make the same election, at the time of the consummation of such Business Combination, regarding the consideration received upon the exercise of this Warrant. The Company shall make lawful provisions to establish such rights and to provide for such adjustments that, for events from and after such Business Combination, shall be as nearly equivalent as possible to the rights and adjustments provided for herein.
(d)Whenever the applicable Warrant Exercise Price, Floor Price, Cap Price and number of Warrant Shares are adjusted as herein provided, the Company shall compute the adjustments in accordance with Section 6(a) and shall prepare a certificate signed by its principal financial officer or principal accounting officer setting forth the adjustments and showing in reasonable detail the method of such adjustments and the fact requiring the adjustments and upon which such calculation is based, and such certificate shall forthwith be promptly (and in any event within ten (10) Business Days following effectiveness of the applicable adjustments) forwarded to the Holder.
(e)In case at any time after the date of this Warrant:
(i)the Company shall declare a dividend (or any other distribution) on its shares of Common Stock;
(ii)the Company shall authorize the granting to the holders of its shares of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights;
(iii)the Company shall authorize any reclassification of the shares of its Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any Business Combination or any transaction or series of related transactions in which the stockholders of the Company immediately prior to such transaction or series of related transactions cease to beneficially own, directly or indirectly, at least 50% of the outstanding equity interests (measured by either voting power or economic interests) of the Company; or
(iv)events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company;
then the Company shall cause notice to be sent to the Holder at least ten days prior to the applicable record date (or the date of the event, if no record date is established), a notice, which the Holder shall keep confidential, stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (B) the date on which such reclassification, Business Combination, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, Business Combination, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in paragraphs (i), (ii), (iii) and (iv) above.

(f)The form of this Warrant need not be changed because of any adjustments made pursuant to this Section 6 and any Warrant issued after such change may state the same Warrant Exercise Price, Floor Price and Cap Price and the same number of Warrant Shares as are stated in this Warrant as initially issued. Any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.
7.Definitions. For the purposes of this Warrant, the following terms have the following meanings:
“30-Day VWAP” means, as of any date, the daily average volume weighted average price per share of the Common Stock (rounded to the nearest second decimal place) on the Trading Market as reported by Bloomberg L.P. (or its successor, or, if not available, by another authoritative source mutually agreed by the Company and the Holder) from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time) for the thirty consecutive Trading Days ending on the last Trading Day immediately preceding such date. The foregoing, to the extent not already adjusted, shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction by the Company.
“Act” has the meaning specified in the legend hereto.
“Aggregate Exercise Price” means the applicable Warrant Exercise Price multiplied by the number of vested Warrant Shares with respect to which this Warrant is then being exercised.
“Affiliate” means, with respect to any Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person; provided that for the avoidance of doubt, the Company and the Holder shall not be deemed to be Affiliates of each other.
“Business Combination” means a merger, consolidation, statutory share exchange, reorganization, sale or transfer of all or substantially all of the property and assets of the Company or similar extraordinary transaction involving the Company.
“Business Day” means any day other than a day which is a Saturday, a Sunday or a day on which banks in New York, New York are authorized or required by law to be closed.
“Cash Exercise” has the meaning set forth in Section 2(b).
“Commercial Agreement” means the Commercial Agreement, dated as of July 28, 2022, between the Company and Zillow, Inc. (“Zillow”).
“Common Stock” means the common stock, $0.0001 par value, of the Company.
“Company” has the meaning specified in the preamble hereof.
“Company Election Notice” has the meaning set forth in Section 2(a).
“Company Exercise Condition” has the meaning set forth on Exhibit B.

“Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing).
“Control,” “Controlled” and “Controlling” means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlled by” and “under common Control with” shall be construed accordingly.
“Controlled Affiliate” means any Affiliate of the specified Person that is, directly or indirectly, Controlled or under common Control with the specified Person (including, for the avoidance of doubt with respect to Zillow, Zillow Group, Inc. and any direct or indirect wholly owned subsidiary of Zillow Group, Inc.).
“Deferred Exercise Date” has the meaning set forth in Section 1(b).
“Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the reference security increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any underlying security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any underlying security or (iii) other transactions that hedge the value of such derivative security.
“Encumbrance” means any mortgage, commitment, transfer restriction, deed of trust, pledge, option, power of sale, retention of title, right of pre-emption, right of first refusal, executorial attachment, hypothecation, security interest, encumbrance, claim, lien or charge of any kind, or an agreement, arrangement or obligation to create any of the foregoing.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute at the time in effect.
“Exercise Conditions” has the meaning set forth in Section 1(b).
“Exercise Period” has the meaning set forth in Section 1(b).
“Expiration Date” means the earliest of (i) 5:00 p.m. (Pacific time) on July 28, 2027, as the same may be extended as set forth in Exhibit D, (ii) ten (10) Business Days after the date that the Commercial Agreement terminates in accordance with its terms, as the same may be extended as set forth in Exhibit D; provided, that this clause (ii) shall not apply if the Commercial Agreement is terminated by Zillow pursuant to Section 4.2 of the Commercial Agreement, and (iii) immediately upon the consummation of the transaction contemplated by Section 4.6(b) of the Commercial Agreement if Zillow provided written notice of termination pursuant to such section 4.6(b) and such notice was delivered after the nine (9) month anniversary of the Effective Date (as defined in the Commercial Agreement).
“Holder” means the Person who shall from time to time own this Warrant. The Holder shall initially be Zillow.

“Net Exercise” has the meaning set forth in Section 2(c).
“Person” means an individual, a corporation, a partnership, a trust, a limited liability company, an unincorporated organization or a government organization or an agency or political subdivision thereof.
“Qualified Home” has the meaning set forth on Exhibit D.
“Trading Day” means a day on which the Trading Market is open for trading.
“Trading Market” means the Nasdaq Stock Market LLC or the primary market or exchange on which the Common Stock is listed or quoted for trading on the date in question.
“Tranche” has the meaning set forth on Exhibit D.
“Transfer” means (i) any direct or indirect sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any sale, lease, assignment, Encumbrance, disposition or other transfer (by operation of law or otherwise), of this Warrant or (ii) to enter into any Derivative Instrument, swap or any other Contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of this Warrant, whether any such Derivative Instrument, swap, Contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.
“Vesting Event” has the meaning set forth on Exhibit D.
“Warrant” means this Warrant and any other warrants of like tenor issued in substitution or exchange for any thereof.
“Warrant Exercise Price” means, for each Tranche, the 30-Day VWAP for such Tranche as of the date of the Vesting Event of the Qualified Homes included in such Tranche, subject to a floor of $15.00 USD per share (the “Floor Price”) and a cap of $30.00 USD per share (the “Cap Price”) (with the Floor Price and the Cap Price subject to adjustment as provided in this Warrant).
“Warrant Shares” means Common Stock issuable upon exercise of this Warrant or otherwise issuable pursuant to this Warrant.
8.Amendment and Waiver. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and the Holder.
9.Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
10.Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed, by facsimile with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 10):
(a)    If to the Holder:
Zillow, Inc.
1301 Second Avenue, Floor 31
Seattle, WA 98101
Attn:        General Counsel
Email:         corporatelegal@zillowgroup.com
with a copy to (which copy alone shall not constitute notice):

Perkins Coie LLP
1201 Third Avenue, Suite 4900
Seattle, WA 98101
Attn:        Andrew Moore
Email:         Amoore@perkinscoie.com
(b)     If to the Company:
Opendoor Technologies Inc.
410 N. Scottsdale Road, Suite 1600
Tempe, Arizona 85281
Attn:        Chief Legal Officer
Email:        Stock@opendoor.com
with a copy to (which copy alone shall not constitute notice):
Mayer Brown LLP
Two Palo Alto Square, Suite 300
3000 El Camino Real
Palo Alto, California 94306
Attn:        Jennifer J. Carlson
Email:        Jennifer.Carlson@mayerbrown.com
11.Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns (subject to Section 3(a) with respect to the Holder).
12.Modification and Severability. The provisions of this Warrant will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of any other provision hereof. To the fullest extent permitted by law, if any provision of this Warrant, or the application thereof to any Person or circumstance, is invalid or unenforceable (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Warrant and the application of such provision to other Persons, entities or circumstances will not be affected by such invalidity or unenforceability.
13.Disclosure. Nothing in this Warrant or the Commercial Agreement shall prohibit the Holder or the Company from disclosing the terms of this Warrant in any filings with the Securities and Exchange Commission as required by the applicable rules and regulations or U.S. generally accepted accounting principles, or as may be otherwise required by applicable law.
14.Headings. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
15.Non-Business Day Extension. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.
16.Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Exercise Price for any such shares or as a shareholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.
* * *

IN WITNESS WHEREOF, the Company has duly executed this Warrant.
Dated: July 28, 2022
OPENDOOR TECHNOLOGIES INC.
By:     /s/ Carrie Wheeler
Name:    Carrie Wheeler
Title:    Chief Financial Officer

EXHIBIT A

FORM OF NOTICE OF VESTING EVENT

EXHIBIT B
FORM OF NOTICE OF DEFERRED EXERCISE

EXHIBIT C
FORM OF NOTICE OF EXERCISE

EXHIBIT D

VESTING EVENTS